Summary of Significant Accounting Policies (Details) - Schedule of reconciliation of cash equivalents and restricted cash - Cash Cash Equivalents and Restricted Cash [Member] - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Restricted Cash and Cash Equivalents Items [Line Items]
Cash and cash equivalents	$ 84,701	$ 19,838
Restricted cash	345	345
Total cash, cash equivalents and restricted cash	$ 85,046	$ 20,183